EXHIBIT 99.2
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-9,
                   Asset-Backed Certificates, Series 2005-9

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Counterparty
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Underwriter
-------------------------------------
Issuer
-------------------------------------
Depositor
-------------------------------------
Seller
-------------------------------------
Aggregator
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Rep Provider
-------------------------------------
Master Servicer
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Trustee
-------------------------------------
MI Provider
-------------------------------------
Monoline
-------------------------------------
Credit Manager
-------------------------------------
Federal Tax Status
-------------------------------------


-----------------------------------------------------
Originators                Group (%)        Total (%)
-----------------------------------------------------
COUNTRYWIDE                                     6.64
-----------------------------------------------------
GMAC                                           12.83
-----------------------------------------------------
GREENPOIN                                      31.51
-----------------------------------------------------
GS MORTGAGE CONDUIT                            43.15
-----------------------------------------------------
NATCITY                                         5.87
-----------------------------------------------------
Servicers                  Group (%)        Total (%)
-----------------------------------------------------
COUNTRYWIDE                                    49.79
-----------------------------------------------------
GMAC                                           12.83
-----------------------------------------------------
GREENPOINT                                     31.51
-----------------------------------------------------
NATCITY                                         5.87
-----------------------------------------------------

-----------------------------------------------------


-----------------------------------------------------
           FICO            AGG UPB           AGG %
-----------------------------------------------------
          < 500
-----------------------------------------------------
        500 - 519
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        520 - 539
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        540 - 559
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        560 - 579
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        580 - 599                               0.12
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        600 - 619                                  0
-----------------------------------------------------
        620 - 639                               2.46
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        640 - 659                               7.77
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        660 - 679                              13.93
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        680 - 699                              16.05
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        700 - 719                              16.57
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        720 - 739                               13.8
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        740 - 759                              13.58
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        760 - 779                                8.5
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        780 - 799                               5.52
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         800 plus                               1.71
-----------------------------------------------------


--------------------------------------------------
Collateral Info              Group       TOTAL
--------------------------------------------------
Gross WAC                                  5.882%
--------------------------------------------------
WA CLTV                                    88.18%
--------------------------------------------------
CLTV >80%                                  69.50%
--------------------------------------------------
CLTV >90%                                  53.63%
--------------------------------------------------
CLTV >95%                                  39.74%
--------------------------------------------------
LB <$50,000                                13.00%
--------------------------------------------------
LB $50k - $100k                             2.89%
--------------------------------------------------
LB $100k - $150k                           11.74%
--------------------------------------------------
WA FICO                                     713.0
--------------------------------------------------
<560 FICO                                   0.00%
--------------------------------------------------
560 - 600 FICO                             12.00%
--------------------------------------------------
SF / TH / PUD                              74.42%
--------------------------------------------------
2-4 Family                                 13.21%
--------------------------------------------------
Condo                                      12.17%
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Manufactured Housing (MH)                   0.00%
--------------------------------------------------
Other                                      21.00%
--------------------------------------------------
Primary                                    76.16%
--------------------------------------------------
Second                                      2.21%
--------------------------------------------------
Investment                                 21.62%
--------------------------------------------------
Full / Alt                                 25.98%
--------------------------------------------------
Stated / Limited                           57.97%
--------------------------------------------------
NINA                                       16.05%
--------------------------------------------------
1st Lien                                  100.00%
--------------------------------------------------
2nd Lien                                    0.00%
--------------------------------------------------
State 1
--------------------------------------------------
CA                                         39.65%
--------------------------------------------------
State 2
--------------------------------------------------
FL                                          6.66%
--------------------------------------------------
State 3
--------------------------------------------------
IL                                          4.82%
--------------------------------------------------
State 4
--------------------------------------------------
AZ                                          4.64%
--------------------------------------------------
State 5
--------------------------------------------------
VA                                          4.58%
--------------------------------------------------
ARM / HYB                                 100.00%
--------------------------------------------------
Fixed                                       0.00%
--------------------------------------------------
Purchase                                   67.37%
--------------------------------------------------
Refi-RT                                    13.82%
--------------------------------------------------
Refi-CO                                    18.81%
--------------------------------------------------
Size                                 $147,616,547
--------------------------------------------------
AVG Balance                              $219,016
--------------------------------------------------
Loan Count                                    674
--------------------------------------------------
Interest Only (IO)                             84
--------------------------------------------------
Negative Amortization                       0.00%
--------------------------------------------------


---------------------------------------------------------------------------
    GWAC           AGG ARM UPB        ARM %        AGG FIX UPB      FIX %
---------------------------------------------------------------------------
0 - 4.5               653,042.31          0.44
---------------------------------------------------------------------------
4.5 - 5             6,898,611.44          4.67
---------------------------------------------------------------------------
5 - 5.5            27,874,411.11         18.88
---------------------------------------------------------------------------
5.5 - 6            64,355,331.97          43.6
---------------------------------------------------------------------------
6 - 6.5            36,087,606.02         24.45
---------------------------------------------------------------------------
6.5 - 7             9,131,740.85          6.19
---------------------------------------------------------------------------
7 - 7.5             2,498,853.14          1.69
---------------------------------------------------------------------------
7.5 - 8               116,950.00          0.08
---------------------------------------------------------------------------
8 - 8.5
---------------------------------------------------------------------------
8.5 - 9
---------------------------------------------------------------------------
9 - 9.5
---------------------------------------------------------------------------
9.5 - 10
---------------------------------------------------------------------------
10 - 10.5
---------------------------------------------------------------------------
10.5 - 11
---------------------------------------------------------------------------
11 - 11.5
---------------------------------------------------------------------------
11.5 - 12
---------------------------------------------------------------------------
12 - 12.5
---------------------------------------------------------------------------
12.5 - 13
---------------------------------------------------------------------------
13 - 13.5
---------------------------------------------------------------------------
13.5 - 14
---------------------------------------------------------------------------
14 - 14.5
---------------------------------------------------------------------------
14.5 +
---------------------------------------------------------------------------


--------------------------------
Ratings
--------------------------------
Moody's Rating
--------------------------------
S&P Rating
--------------------------------
Fitch Rating
--------------------------------
DBRS Rating
--------------------------------


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Credit Enhancement
----------------------------------------------
Subordination (not including OC)
----------------------------------------------
Prefund OC (%)
----------------------------------------------
Initial Target OC (%)
----------------------------------------------
Stepdown OC (%)
----------------------------------------------
Stepdown Date
----------------------------------------------
Excess Interest (12m Avg, Fwd Libor)
----------------------------------------------